Supplemental Cash Flow information - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Supplemental Cash Flow Information [Line Items]
Interest paid net of capitalized	$ 87.7	$ 70.9	$ 3.0
Income taxes paid	22.0	19.3	0.5
Increase (decrease) in capital expenditure	17.3	(4.0)	1.3
Amortization of deferred financing cost	$ 7.1	$ 3.6	$ 13.2